UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009

NEXT FUEL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-148493
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

210 Walford Way Cary, North Carolina	27519
(Address of Principal Executive Offices)	(Zip Code)

(919) 414-1458
(Registrant’s Telephone Number, Including Area Code)

CLINICAL TRIALS OF THE AMERICAS, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2009, the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada changing the Company’s name to Next Fuel, Inc.  The name change was approved by our board of directors and majority shareholders.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit
Number                  Description

3.1	Amended Articles of Incorporation filed in the state of Nevada on May 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

NEXT FUEL, INC.

Dated: June 2, 2009	By:	/s/ John Cline
John Cline
President

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